Summary Prospectus Supplement

DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio

December 30, 2015

Effective February 28, 2016, Dimensional Fund Advisors LP (the “Advisor”) will implement modifications to the sustainability and other factors that are considered in connection with selecting securities for the U.S. Sustainability Core 1 Portfolio and International Sustainability Core 1 Portfolio (collectively, the “Sustainability Portfolios”). These modifications are intended to help better align the list of factors considered across the Sustainability Portfolios with the areas of interest and concern for investors interested in sustainability.

Currently, the Sustainability Portfolios identify in their Summary Prospectuses and Statutory Prospectus a list of possible positive and negative considerations that the Advisor may take into account when making decisions to exclude, adjust the weighting in and otherwise purchase or sell portfolio companies within the eligible universe.  The Sustainability Portfolios will modify the list of factors used to build an investment portfolio to emphasize the primary sustainability impact considerations of high carbon or greenhouse gas emissions or reserves that may produce those emissions (i.e., that the Advisor may underweight, sell or exclude companies that the Advisor considers to have high carbon or greenhouse emissions or reserves of coal, gas, oil, etc.). In addition, the Advisor may also consider other factors that it believes may be important to investors interested in sustainability, such as: land use, cluster munitions manufacturing, biodiversity, involvement in toxic spills or releases, operational waste, water use, tobacco, child labor, and factory farming activities, among other factors.

The modifications discussed above will become effective on February 28, 2016 and will be included in the Sustainability Portfolios’ Summary Prospectuses and Statutory Prospectus dated February 28, 2016.

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